SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 2, 2002

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of business acquired

          None

     (b)  Pro forma financial information

          None

     (c)  Exhibits

          99.1 Press Release dated May 2, 2002, relating to execution of definitive agreement to acquire Software Spectrum, Inc.

Item 9.  Regulation FD Disclosure

     On May 2, 2002, Level 3 Communications, Inc. ("Level 3") issued a press release relating to the execution of a definitive agreement for a wholly owned subsidiary of Level 3 to acquire Software Spectrum, Inc., a provider, marketer and reseller of business software. This press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference as if set forth in full. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Level 3 Communications, Inc.



May 2, 2002               By:    /s/ Neil J. Eckstein
Date                      Neil J. Eckstein, Vice President